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                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                                 (the "fund")

                        Supplement dated July 12, 2002
                     to Prospectus dated November 28, 2001

The following information replaces the portfolio management information set forth under the section "Management."

   Roger Lavan and David Torchia are responsible for the day-to-day management of the fund's portfolio. Mr. Lavan and Mr. Torchia are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.

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